Prospectus, January 1, 2003

Evergreen
Southern State Municipal Bond Funds

Evergreen Florida High Income Municipal Bond Fund
Evergreen Florida Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen North Carolina Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund
Class A
Class B
Class C
Class I
The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen Florida High Income Municipal Bond Fund
Evergreen Florida Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen North Carolina Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Portfolio Managers
Calculating the Share Price
How to Choose an Evergreen Fund
How to Choose the Share Class That Best Suits You
How to Buy Shares
How to Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds
Fees and Expenses of the Funds
Financial Highlights
Other Fund Practices

In general,

the Funds included in this prospectus provide investors with a selection of investment alternatives which seek current income exempt from regular federal income taxes and certain state income taxes, consistent with the preservation of capital. The Funds emphasize investments in securities with higher yields and longer maturities.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

Overview of Fund Risks

Southern State Municipal Bond Funds

typically rely on a combination of the following strategies:

  normally investing at least 80% of their assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income or intangibles taxes, as applicable, in the state for which the Fund is named;
  purchasing municipal securities of any maturity or duration, but generally the portfolio's average dollar weighted maturity ranges from 10 to 20 years. The portfolio manager considers bond ratings and the quality of the issuer in his analysis. The portfolio manager selects municipal bonds that hold attractive yields relative to bonds of similar credit quality and interest rate sensitivity; and
  selling a portfolio investment: i) when the issuer's investment fundamentals begin to deteriorate; ii) to take advantage of more attractive yield opportunities; iii) when the investment no longer appears to meet the Fund's investment objective; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems necessary.

may be appropriate for investors who:

  seek a high quality portfolio of municipal bond funds (except Florida High Income Municipal Bond Fund, which invests principally in below investment grade municipal securities); and
  seek income which is exempt from federal regular and state income or intangibles tax.
Following this overview, you will find information on each Fund's specific investment strategies and risks, including state-specific risks. Municipal securities are affected by political and economic events of the issuing state. Also, see the Statement of Additional Information for further information on the state-specific risks of the Funds.

Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and potential loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal
  not a deposit with a bank
  not insured, endorsed or guaranteed by the FDIC or any government agency subject to investment risks, including possible loss of your original investment
Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Interest Rate Risk

When interest rates go up, the value of debt securities tends to fall. If the Fund invests a significant portion of its portfolio in debt securities, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis.

Below Investment Grade Bond Risk

Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

Non-Diversification Risk

An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, it may invest a greater percentage of assets in a single issuer than may be invested by a diversified fund. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio than in a fund which invests in numerous issuers.

Concentration Risk

An investment in a fund that concentrates its investments in a single state entails greater risk than an investment in a fund that invests its assets in numerous states. The Fund may be vulnerable to any development in its named state’s economy that may weaken or jeopardize the ability of the state’s municipal security issuers to pay interest and principal on their debt obligations.

Florida High Income Municipal Bond Fund

FUND FACTS:

Goal:

  High Current Income Exempt from Federal Income Tax and State Intangibles Tax

  Principal Investment:

  Below Investment Grade Municipal Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Manager:

  Richard K. Marrone

  NASDAQ Symbols:

  EFHAX (Class A)
  EFHBX (Class B)
  EFHCX (Class C)
  EFHYX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks to provide a high level of current income that is exempt from federal regular income tax and state intangibles tax.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from intangibles taxes in the State of Florida. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. The Fund may invest without limit in securities with the potential of earning high income which have been given at the time of purchase medium and lower ratings by a nationally recognized statistical ratings organization (for example, Baa through C by Moody's Investors Service, Inc. and BBB through C by Standard & Poor's Ratings Services (S&P)) and unrated securities which are determined to be of comparable quality by the Fund's portfolio manager. The Fund will not invest in securities that are in default (i.e., rated D by S&P). In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Below Investment Grade Bond Risk
    Concentration Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares’ inception on 6/17/1992. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
	13.97	- 4.41	18.47	5.57	10.71	6.23	- 4.08	7.00	5.07

Best Quarter:	1st Quarter 1995	+ 7.54%
Worst Quarter:	1st Quarter 1994	- 4.53%
Year-to-date total return through 9/30/2002 is +5.19%.

  The next table lists the Fund's average annual total return over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, one of the Fund’s oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 6/17/1992
Class A	6/17/1992	0.12%	3.85%	N/A	5.87%
Class A	6/17/1992	0.10%	3.85%	N/A	5.85%
(after taxes on distributions) [2]
Class A	6/17/1992	2.24%	4.17%	N/A	5.91%
(after taxes on distributions and sale of Fund shares) [2]
Class B	7/10/1995	- 0.68%	3.75%	N/A	5.87%
Class C	3/6/1998	2.29%	4.26%	N/A	6.09%
Class I	9/20/1995	5.32%	5.21%	N/A	6.59%
LBMBI		5.13%	5.98%	N/A	6.39%

  1. Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 8/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [4]
Class A	0.52%	0.25%	0.20%	0.97%
Class B	0.52%	1.00%	0.20%	1.72%
Class C	0.52%	1.00%	0.20%	1.72%
Class I	0.52%	0.00%	0.20%	0.72%

  4. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including current fee waivers, Total Fund Operating Expenses were 0.88% for Class A, 1.63% for Class B, 1.63% for Class C and 0.63% for Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 569	$ 675	$ 373	$ 74	$ 175	$ 273
3 years	$ 769	$ 842	$ 636	$ 230	$ 542	$ 636
5 years	$ 986	$ 1,133	$ 1,024	$ 401	$ 933	$ 1,024
10 years	$ 1,608	$ 1,831	$ 2,110	$ 894	$ 1,831	$ 2,110

  Florida Municipal Bond Fund

  FUND FACTS:

  Goals:

  Current Income Exempt from Federal Income Tax and State Intangibles Tax
  Preservation of Capital

  Principal Investment:

  Municipal Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Manager:

  Richard K. Marrone

  NASDAQ Symbols:

  EFMAX (Class A)
  EFMBX (Class B)
  EMBCX (Class C)
  EFMYX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks current income exempt from federal regular income tax and state intangibles tax, consistent with preservation of capital.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from intangibles taxes in the State of Florida. The Fund may also invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in bonds deemed investment grade at the time of purchase by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager.

  The Fund may invest up to 20% of its assets in bonds rated below investment grade by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager, but the Fund will not invest in bonds that are deemed to be rated below B. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Below Investment Grade Bond Risk
    Non-Diversification Risk
    Concentration Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
9.13	12.30	- 4.63	17.44	3.14	9.76	6.16	- 3.62	8.27	4.65

Best Quarter:	1st Quarter 1995	+ 7.06%
Worst Quarter:	1st Quarter 1994	- 5.07%
Year-to-date total return through 9/30/2002 is +6.78%.

  The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund’s oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transactional costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 5/11/1988
Class A	5/11/1988	- 0.36%	3.92%	5.54%	6.52%
Class A	5/11/1988	- 0.38%	3.68%	5.36%	N/A
(after taxes on distributions) [2]
Class A	5/11/1988	1.66%	4.05%	5.47%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	6/30/1995	- 1.27%	3.66%	5.43%	6.44%
Class C	1/26/1998	1.72%	4.19%	5.68%	6.62%
Class I	6/30/1995	4.75%	5.03%	6.12%	6.94%
LBMBI		5.13%	5.98%	N/A	6.39%

  1. Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 8/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [4]
Class A	0.42%	0.25%	0.19%	0.86%
Class B	0.42%	1.00%	0.19%	1.61%
Class C	0.42%	1.00%	0.19%	1.61%
Class I	0.42%	0.00%	0.19%	0.61%

  4. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. Also, from time to time, the Class A shares' 12b-1 fees may be voluntarily reduced or waived. The 12b-1 fees do not reflect the 12b-1 fee reduction. Including fee reductions, the 12b-1 fees for Class A were 0.13%. The Annual Fund Operating Expenses do not reflect fee waivers and expense reimbursements. Including current fee waivers and reductions, Total Fund Operating Expenses were 0.58% for Class A, 1.45% for Class B, 1.45% for Class C and 0.45% for Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 559	$ 664	$ 362	$ 62	$ 164	$ 262
3 years	$ 736	$ 808	$ 603	$ 195	$ 508	$ 603
5 years	$ 929	$ 1,076	$ 967	$ 340	$ 876	$ 967
10 years	$ 1,485	$ 1,710	$ 1,992	$ 762	$ 1,710	$ 1,992

  Georgia Municipal Bond Fund

  FUND FACTS:

  Goals:

  Current Income Exempt from Federal Income Tax and State Income Tax
  Preservation of Capital

  Principal Investment:

  Municipal Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Manager:

  Charles E. Jeanne, CFA

  NASDAQ Symbols:

  EGAAX (Class A)
  EGABX (Class B)
  EGACX (Class C)
  EGAYX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks current income exempt from federal regular income tax and state income tax, consistent with preservation of capital.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the State of Georgia. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in bonds deemed investment grade at the time of purchase by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager.

  Although it is not currently intended to be a primary investment strategy, the Fund may invest up to 20% of its assets in bonds rated below investment grade by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager, but the Fund will not invest in bonds that are deemed to be rated below B. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Below Investment Grade Bond Risk
    Non-Diversification Risk
    Concentration Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares’ inception on 7/2/1993. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
		- 9.64	19.80	3.17	10.45	6.10	- 3.27	9.20	5.10

Best Quarter:	1st Quarter 1995	+ 8.60%
Worst Quarter:	1st Quarter 1994	- 8.72%
Year-to-date total return through 9/30/2002 is +8.55%.

  The next table lists the Fund's average annual total return over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, one of the Fund’s oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/2/1993
Class A	7/2/1993	0.13%	4.37%	N/A	4.37%
Class A	7/2/1993	0.12%	4.35%	N/A	4.36%
(after taxes on distributions) [2]
Class A	7/2/1993	1.86%	4.46%	N/A	4.44%
(after taxes on distributions and sale of Fund shares) [2]
Class B	7/2/1993	- 0.68%	4.28%	N/A	4.23%
Class C	3/27/2002	3.10%	5.40%	N/A	4.97%
Class I	2/28/1994	5.36%	5.66%	N/A	5.21%
LBMBI		5.13%	5.98%	N/A	5.92%

  1. Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower and returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 8/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [4]
Class A	0.42%	0.25%	0.21%	0.88%
Class B	0.42%	1.00%	0.21%	1.63%
Class C	0.42%	1.00%	0.21%	1.63%
Class I	0.42%	0.00%	0.21%	0.63%

  4. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including current fee waivers, Total Fund Operating Expenses were 0.79% for Class A, 1.54% for Class B, 1.54% for Class C, and 0.54% for Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 561	$ 666	$ 364	$ 64	$ 166	$ 264
3 years	$ 742	$ 814	$ 609	$ 202	$ 514	$ 609
5 years	$ 939	$ 1,087	$ 978	$ 351	$ 887	$ 978
10 years	$ 1,508	$ 1,732	$ 2,013	$ 786	$ 1,732	$ 2,013

  Maryland Municipal Bond Fund

  FUND FACTS:

  Goals:

  Current Income Exempt from Federal Income Tax and State Income Tax
  Preservation of Capital

  Principal Investment:

  Municipal Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Manager:

  Keith D. Lowe, CFA

  NASDAQ Symbols:

  EMDAX (Class A)
  EMDDX (Class B)
  EMDCX (Class C)
  EMDYX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks current income exempt from federal regular income tax and state income tax, consistent with preservation of capital.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the State of Maryland. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in bonds deemed investment grade at the time of purchase by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager.

  Although it is not currently intended to be a primary investment strategy, the Fund may invest up to 20% of its assets in bonds rated below investment grade by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager, but the Fund will not invest in bonds that are deemed to be rated below B. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Below Investment Grade Bond Risk
    Non-Diversification Risk
    Concentration Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
7.38	11.96	- 6.82	14.88	1.57	6.77	5.45	- 2.96	9.07	5.16

Best Quarter:	1st Quarter 1995	+ 6.58%
Worst Quarter:	1st Quarter 1994	- 5.77%
Year-to-date total return through 9/30/2002 is +7.40%.

  The next table lists the Fund's average annual total return over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, one of the Fund's oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 10/30/1990
Class A	10/30/1990	0.12%	3.61%	4.55%	4.92%
Class A	10/30/1990	0.11%	3.57%	4.49%	N/A
(after taxes on distributions) [2]
Class A	10/30/1990	1.74%	3.69%	4.48%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	3/27/1998	- 0.63%	3.68%	4.86%	5.19%
Class C	12/23/1998	2.37%	4.24%	4.96%	5.29%
Class I	10/30/1990	5.42%	4.88%	5.29%	5.58%
LBMBI		5.13%	5.98%	N/A	6.39%

  1. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I, one of the original classes offered along with Class A. These historical returns for Classes B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 8/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses
Class A	0.42%	0.25%	0.27%	0.94%
Class B	0.42%	1.00%	0.27%	1.69%
Class C	0.42%	1.00%	0.27%	1.69%
Class I	0.42%	0.00%	0.27%	0.69%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 566	$ 672	$ 370	$ 70	$ 172	$ 270
3 years	$ 760	$ 833	$ 627	$ 221	$ 533	$ 627
5 years	$ 970	$ 1,118	$ 1,009	$ 384	$ 918	$ 1,009
10 years	$ 1,575	$ 1,799	$ 2,078	$ 859	$ 1,799	$ 2,078

  North Carolina Municipal Bond Fund

  FUND FACTS:

  Goals:

  Current Income Exempt from Federal Income Tax and State Income Tax
  Preservation of Capital

  Principal Investment:

  Municipal Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Manager:

  Richard K. Marrone

  NASDAQ Symbols:

  ENCMX (Class A)
  ENCBX (Class B)
  ENCCX (Class C)
  ENCYX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks current income exempt from federal regular income tax and state income tax, consistent with preservation of capital.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income taxes, other than the alternative minimum tax, and from income taxes in the State of North Carolina. The Fund may also invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in bonds deemed investment grade at the time of purchase by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager.

  The Fund may invest up to 20% of its assets in bonds rated below investment grade by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager, but the Fund will not invest in bonds that are deemed to be rated below B. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Non-Diversification Risk
    Below Investment Grade Bond Risk
    Concentration Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares’ inception on 1/11/1993. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
		- 9.12	20.76	1.54	10.38	5.85	- 3.86	8.98	4.80

Best Quarter:	1st Quarter 1995	+ 8.95%
Worst Quarter:	1st Quarter 1994	- 7.47%
Year-to-date total return through 9/30/2002 is +8.52%.

  The next table lists the Fund's average annual total return over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, one of the Fund’s oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 1/11/1993
Class A	1/11/1993	- 0.21%	4.08%	N/A	4.74%
Class A	1/11/1993	- 0.23%	4.03%	N/A	4.69%
(after taxes on distributions) [2]
Class A	1/11/1993	1.72%	4.23%	N/A	4.76%
(after taxes on distributions and sale of Fund shares) [2]
Class B	1/11/1993	- 0.97%	3.99%	N/A	4.58%
Class C	3/27/2002	2.81%	5.11%	N/A	5.31%
Class I	2/28/1994	5.07%	5.37%	N/A	5.54%
LBMBI		5.13%	5.98%	N/A	6.39%

  1. Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower and returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 8/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses (Before Waiver)	Total Fund Operating Expenses (After Waiver) [4,5]
Class A	0.42%	0.25%	0.18%	0.85%	0.75%
Class B	0.42%	1.00%	0.18%	1.60%	1.50%
Class C	0.42%	1.00%	0.18%	1.60%	1.50%
Class I	0.42%	0.00%	0.18%	0.60%	0.50%

  4. The Fund's investment advisor has agreed to contractually waive the management fee and/or reimburse expenses for a period of one year beginning in June 2002 in order to limit Total Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Fund Operating Expenses (After Waiver) listed above.

  5. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including current fee waivers, Total Fund Operating Expenses were 0.65% for Class A, 1.40% for Class B and Class C, and 0.40% for Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 548	$ 653	$ 351	$ 51	$ 153	$ 251
3 years	$ 724	$ 795	$ 590	$ 182	$ 495	$ 590
5 years	$ 915	$ 1,061	$ 953	$ 325	$ 861	$ 953
10 years	$ 1,465	$ 1,691	$ 1,973	$ 740	$ 1,691	$ 1,973

  South Carolina Municipal Bond Fund

  FUND FACTS:

  Goals:

  Current Income Exempt from Federal Income Tax and State Income Tax
  Preservation of Capital

  Principal Investment:

  Municipal Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Manager:

  Charles E. Jeanne, CFA

  NASDAQ Symbols:

  EGASX (Class A)
  EGBSX (Class B)
  EGCSX (Class C)
  EGSYX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks current income exempt from federal regular income tax and state income tax, consistent with preservation of capital.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the State of South Carolina. The Fund may also invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in bonds deemed investment grade at the time of purchase by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager.

  Although it is not currently intended to be a primary investment strategy, the Fund may invest up to 20% of its assets in bonds rated below investment grade by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager, but the Fund will not invest in bonds that are deemed to be rated below B. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Non-Diversification Risk
    Below Investment Grade Bond Risk
    Concentration Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares’ inception on 1/3/1994. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
			21.81	4.49	9.59	6.04	- 3.04	9.64	4.95

Best Quarter:	1st Quarter 1995	+ 9.90%
Worst Quarter:	2nd Quarter 1999	- 2.23%
Year-to-date total return through 9/30/2002 is +8.86%.

  The next table lists the Fund's average annual total return by class over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, one of the Fund's oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 1/3/1994
Class A	1/3/1994	- 0.06%	4.32%	N/A	4.53%
Class A	1/3/1994	- 0.08%	4.23%	N/A	4.47%
(after taxes on distributions) [2]
Class A	1/3/1994	1.65%	4.35%	N/A	4.54%
(after taxes on distributions and sale of Fund shares) [2]
Class B	1/3/1994	- 0.83%	4.21%	N/A	4.41%
Class C	3/27/2002	2.95%	5.33%	N/A	5.17%
Class I	2/28/1994	5.22%	5.59%	N/A	5.43%
LBMBI		5.13%	5.98%	N/A	6.39%

  1. Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower and returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 8/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [4]
Class A	0.42%	0.25%	0.22%	0.89%
Class B	0.42%	1.00%	0.22%	1.64%
Class C	0.42%	1.00%	0.22%	1.64%
Class I	0.42%	0.00%	0.22%	0.64%

  4. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including current fee waivers, Total Fund Operating Expenses were 0.86% for Class A, 1.61% for Class B, 1.61% for Class C, and 0.61% for Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 562	$ 667	$ 365	$ 65	$ 167	$ 265
3 years	$ 745	$ 817	$ 612	$ 205	$ 517	$ 612
5 years	$ 945	$ 1,092	$ 983	$ 357	$ 892	$ 983
10 years	$ 1,519	$ 1,743	$ 2,024	$ 798	$ 1,743	$ 2,024

  Virginia Municipal Bond Fund

  FUND FACTS:

  Goals:

  Current Income Exempt from Federal Income Tax and State Income Tax
  Preservation of Capital

  Principal Investment:

  Municipal Securities

  Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Manager:

  Charles E. Jeanne, CFA

  NASDAQ Symbols:

  EGVRX (Class A)
  EVABX (Class B)
  EVACX (Class C)
  EGVZX (Class I)

  Dividend Payment Schedule:

  Monthly

  INVESTMENT GOAL

  The Fund seeks current income exempt from federal regular income tax and state income tax, consistent with preservation of capital.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1.

  The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the Commonwealth of Virginia. The Fund may also invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in bonds deemed investment grade at the time of purchase by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager.

  Although it is not currently intended to be a primary investment strategy, the Fund may invest up to 20% of its assets in bonds rated below investment grade by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager, but the Fund will not invest in bonds that are deemed to be rated below B. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

    Interest Rate Risk
    Credit Risk
    Non-Diversification Risk
    Below Investment Grade Bond Risk
    Concentration Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

  The table below shows the percentage gain or loss for the Class A shares of the Fund in each calendar year since the Class A shares’ inception on 7/2/1993. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

  Year-by-Year Total Return for Class A Shares (%)
1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
		- 8.60	20.32	2.79	9.56	6.33	- 2.48	9.69	5.24

Best Quarter:	1st Quarter 1995	+ 9.25%
Worst Quarter:	1st Quarter 1994	- 8.02%
Year-to-date total return through 9/30/2002 is +8.34%.

  The next table lists the Fund's average annual total return over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, one of the Fund’s oldest classes; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI), an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2001) 1
	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/2/1993
Class A	7/2/1993	0.27%	4.55%	N/A	4.61%
Class A	7/2/1993	0.26%	4.51%	N/A	4.58%
(after taxes on distributions) [2]
Class A	7/2/1993	1.89%	4.58%	N/A	4.62%
(after taxes on distributions and sale of Fund shares) [2]
Class B	7/2/1993	- 0.55%	4.45%	N/A	4.47%
Class C	3/27/2002	3.24%	5.57%	N/A	5.21%
Class I	2/28/1994	5.50%	5.83%	N/A	5.45%
LBMBI		5.13%	5.98%	N/A	6.39%

  1. Historical performance shown for Classes C and I prior to their inception is based on the performance of Class A, one of the original classes offered along with Class B. These historical returns for Classes C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class C would have been lower and returns for Class I would have been higher.

  2. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 8/31/2002.

  Shareholder Fees (fees paid directly from your investment)
Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	1.00%	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

  3. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Management Fees	12b-1 Fees	Other Expenses	Total Fund Operating Expenses [4]
Class A	0.42%	0.25%	0.21%	0.88%
Class B	0.42%	1.00%	0.21%	1.63%
Class C	0.42%	1.00%	0.21%	1.63%
Class I	0.42%	0.00%	0.21%	0.63%

  4. From time to time, the Fund's investment advisor may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these waivers or reimbursements at any time. The Annual Fund Operating Expenses do not reflect fee waivers. Including current fee waivers, Total Fund Operating Expenses were 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, and 0.62% for Class I.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

  Example of Fund Expenses
	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 561	$ 666	$ 364	$ 64	$ 166	$ 264
3 years	$ 742	$ 814	$ 609	$ 202	$ 514	$ 609
5 years	$ 939	$ 1,087	$ 978	$ 351	$ 887	$ 978
10 years	$ 1,508	$ 1,732	$ 2,013	$ 786	$ 1,732	$ 2,013

  THE FUNDS' INVESTMENT ADVISOR

  An investment advisor manages a Fund's investments and supervises its daily business affairs. The investment advisor for the Evergreen funds is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $336 billion in consolidated assets as of 11/30/2002. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

  Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Fund. EIMC has been managing mutual funds and private accounts since 1932 and managed over $117.1 billion in assets for 115 of the Evergreen funds as of 11/30/2002. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  For the fiscal year ended 8/31/2002, the aggregate advisory fee paid to EIMC by each Fund was as follows:

Fund	% of the Fund's average daily net assets
Florida High Income Municipal Bond Fund	0.43%
Florida Municipal Bond Fund	0.26%
Georgia Municipal Bond Fund	0.33%
Maryland Municipal Bond Fund	0.42%
North Carolina Municipal Bond Fund	0.21%
South Carolina Municipal Bond Fund	0.39%
Virginia Municipal Bond Fund	0.41%

  THE FUNDS' PORTFOLIO MANAGERS

  Florida High Income Municipal Bond Fund

  Florida Municipal Bond Fund

  North Carolina Municipal Bond Fund

  Richard K. Marrone has managed Florida High Income Municipal Bond Fund since January 1995, Florida Municipal Bond Fund since January 1998, and North Carolina Municipal Bond Fund since January 1993. Mr. Marrone has been a Vice President and Senior Fixed Income portfolio manager since 1993 when he became affiliated with EIMC or one of its predecessors.

  Georgia Municipal Bond Fund

  South Carolina Municipal Bond Fund

  Virginia Municipal Bond Fund

  Charles E. Jeanne, CFA, has managed Georgia Municipal Bond Fund since November 1997, South Carolina Municipal Bond Fund since January 1997, and Virginia Municipal Bond Fund since July 1993. Mr. Jeanne has been affiliated with EIMC or one of its predecessors since July 1989 and has been a portfolio manager since January 1992 and a Vice President since 1996.

  Maryland Municipal Bond Fund

  Keith D. Lowe, CFA, has managed the Fund since November 1999. Mr. Lowe has been affiliated with EIMC or one of its predecessors since August 1994 as a senior municipal analyst, becoming a Vice President and portfolio manager in November 1999.

  CALCULATING THE SHARE PRICE

  The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. The NAV of each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

  The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

  HOW TO CHOOSE AN EVERGREEN FUND

  When choosing an Evergreen fund, you should:

    Most importantly, read the prospectus to see if the Fund is suitable for you.
    Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
    Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

  After choosing a Fund, you select a share class. Each Fund offers four different share classes in this prospectus: Class A, Class B, Class C and Class I. Each class except Class I has its own sales charge. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

  Class A

  If you select Class A shares, you may pay a front-end sales charge of up to 4.75%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to an expense known as 12b-1 fees.

  The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

Your investment	As a % of NAV excluding sales charges	As a % of your investment	Dealer commission as a % of NAV
Up to $49,999	4.75%	4.99%	4.25%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus,
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

  Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% deferred sales charge if you redeem any such shares within one year after the month of purchase.

  Class A shares are offered at NAV to corporate or certain other qualified retirement plans, or non-qualified deferred compensation plans of Title I ERISA tax-sheltered annuities or TSA plans sponsored by an organization having 100 or more eligible employees (certain plans may require a greater number of eligible employees). Such purchases are subject to a dealer commission of 1.00% of the amount of purchase (subject to recapture upon early redemption) if redeemed within 12 months after the month of purchase.

  Three ways you can reduce your Class A sales charges:

    Rights of Accumulation. You may add the value of all of your existing Evergreen funds investments in all share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.
    Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.
    Combined Purchases. You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all of your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

  Contact your investment professional or a service representative at Evergreen Service Company, LLC at 1.800.343.2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI.

  Each Fund may also sell Class A shares at NAV without a front-end or deferred sales charge to the Directors, Trustees, officers and employees of the Fund, and the advisory affiliates of Wachovia, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. (EDI), and to a bank or trust company acting as trustee for a single account.

  Class B

  If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase. After eight years, Class B shares automatically convert to Class A shares.

  The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held	Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period	5.00%
Month of Purchase + Second 12 Month Period	4.00%
Month of Purchase + Third 12 Month Period	3.00%
Month of Purchase + Fourth 12 Month Period	3.00%
Month of Purchase + Fifth 12 Month Period	2.00%
Month of Purchase + Sixth 12 Month Period	1.00%
Thereafter	0.00%
After 8 years	Converts to Class A
Dealer Allowance	4.00%

  The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

  Class C

  If you select Class C shares, you may pay a front-end sales charge of 1.00% and your shares are subject to 12b-1 fees. In addition, you may pay a deferred sales charge if you redeem your shares within one year after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fees paid by the Class C shares continue for the life of the account.

  The front-end sales charge is deducted from your investment before it is invested. The amount of the maximum deferred sales charge depends on the length of time the shares are held, as shown below:

Time Held	Maximum Deferred Sales Charge
Month of Purchase + First 12 Month Period	1.00%
Thereafter	0.00%
Dealer Allowance	2.00%

  The maximum deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the deferred sales charge is calculated at the time of redemption see "Calculating the Deferred Sales Charge" below.

  Waiver of Class B or Class C Deferred Sales Charges

  You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

    When the shares were purchased through reinvestment of dividends/capital gains
    Death or disability
    Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
    Systematic withdrawals of up to 1.00% of the account balance per month
    Loan proceeds and financial hardship distributions from a retirement plan
    Returns of excess contributions or excess deferral amounts made to a retirement plan participant

  Class I

  Each Fund offers Class I shares at NAV without a front-end sales charge, deferred sales charge or 12b-1 fees. Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

  Calculating the Deferred Sales Charge

  If imposed, the Fund deducts the deferred sales charge from the redemption proceeds you would otherwise receive. The deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the deferred sales charge and then shares held the longest in an effort to keep the deferred sales charge a shareholder must pay as low as possible. The deferred sales charge on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EDI or its predecessor.

  Promotional Incentives on Dealer Commissions

  EDI may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EDI’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. Please consult the SAI for more information regarding promotional incentives.

  HOW TO BUY SHARES

  Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

	Minimum Initial Purchase of Class A, B and C Shares	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000	$ 1,000,000 [1]	None
IRAs	$ 250	N/A [2]	None
Systematic Investment Plan	$ 50	N/A [2]	$ 25/monthly (for Classes A, B and C) [2]

  1. Minimum initial purchase amount does not apply to former Class Y shareholders.

  2. Former Class Y shareholders may invest at the Class A, B and C share amounts.

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional
    Complete and sign the account application. Applications may be downloaded off our website at EvergreenInvestments.com.
    Make the check payable to Evergreen funds. Cash, credit cards, third party checks, credit card checks or money orders will not be accepted.
    Mail the application and your check to the address below:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EDI).

    Make your check payable to Evergreen funds.
    Write a note specifying:
      the Fund name
      share class
      your account number
      the name(s) in which the account is registered
    Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EDI).

By Phone
    Call 1.800.343.2898 to set up an account number and get wiring instructions.
    Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
    Complete the account application and mail to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Trades accepted after 4 p.m. Eastern time on market trading days will receive the next market trading day’s closing price. [3]

    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    If your bank account is set up on file, you can request either:
      Federal Funds Wire (offers immediate access to funds) or
      Electronic transfer through the Automated Clearing House which avoids wiring fees.

By Exchange
    You can make an additional investment by exchange from an existing Evergreen funds account by contacting your investment professional or an Evergreen funds service representative, or by calling the Evergreen Express Line at 1.800.346.3858 or visiting our website at EvergreenInvestments.com. [4]
    You can only exchange shares from your account within the same class and under the same registration.
    There is no sales charge or redemption fee when exchanging funds within the Evergreen funds family. [5]
    Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [3]
    Exchanges are limited to three per calendar quarter, but in no event more than five per calendar year.
    Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee (See "Exceptions: Redemption Requests That Require A Signature Guarantee" on the next page).

Systematic Investment Plan (SIP) [6]
    You can transfer money automatically from your bank account into your Fund on a monthly or quarterly basis.
    Initial investment minimum is $50 if you invest at least $25 per month with this service.
    To enroll, check off the box on the account application and provide:
      your bank account information
      the amount and date of your monthly or quarterly investment

    To establish automatic investing for an existing account, call 1.800.343.2898 for an application.
    The minimum is $25 per month or $75 per quarter.
    You can also establish an investing program through direct deposit from your paycheck. Call 1.800.343.2898 for details.

  3. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with Evergreen Distributors, Inc. ("EDI"). The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  4. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  5. This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge.

  6. Evergreen Investment Services, Inc. (EIS) will fund a $50 initial investment in Class A shares of the Evergreen funds for employees of Wachovia and its affiliates when the employee enrolls in a new Evergreen SIP and agrees to subsequent monthly investments of $50. EIS will fund a $100 initial investment in Class A shares of the Evergreen funds for employees of Wachovia when the employee enrolls in a new Evergreen SIP through a CAP account and agrees to subsequent monthly investments of $100. To be eligible for either of these offers, the employee must open an account with Wachovia Securities, Inc. to execute the transactions. If the employee redeems his shares within 12 months after the month of purchase, EIS reserves the right to reclaim its $50 or $100 initial investment.

  HOW TO REDEEM SHARES

  Normally, we will send your redemption proceeds on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

Methods	Requirements
Call Us
    Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
    This service must be authorized ahead of time, and is only available for regular accounts. [1]
    All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the next market trading day. [2]
    We can either:
      wire the proceeds into your bank account (service charges may apply)
      electronically transmit the proceeds into your bank account via the Automated Clearing House service mail you a check.
    All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
    See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us
    You can mail a redemption request to:

    Postal Service Address:

    Evergreen Funds
    P.O. Box 8400
    Boston, MA 02266-8400

    Overnight Address:

    Evergreen Funds
    66 Brooks Drive, Suite 8400
    Braintree, MA 02184-3800

    Your letter of instructions must:
      list the Fund name and the account number
      indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s)
    See "Exceptions: Redemption Requests That Require A Signature Guarantee" below for requests that must be signature guaranteed.
    To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Redeem Your Shares in Person	You may also redeem your shares by contacting your investment professional or an Evergreen funds service representative. A fee may be charged for this service.
Systematic Withdrawal Plan (SWP)
    You can transfer money automatically from your Fund account on a monthly or quarterly basis - without redemption fees.
    The withdrawal can be mailed to you, or deposited directly into your bank account.
    The minimum is $75 per month.
    The maximum is 1.00% of your account per month or 3.00% per quarter.
    To enroll, call 1.800.343.2898 for instructions.

  1. Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange or purchase if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

  2. The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with Evergreen Distributors, Inc. ("EDI"). The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

  Timing of Proceeds

  Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and ten business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum amount.

  Exceptions: Redemption Requests That Require A Signature Guarantee

  To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

    You are redeeming more than $50,000.
    You want the proceeds transmitted into a bank account not listed on the account.
    You want the proceeds payable to anyone other than the registered owner(s) of the account.
    Either your address or the address of your bank account has been changed within 30 days.
    The account is registered in the name of a fiduciary corporation or any other organization.
    In these cases, additional documentation is required:
    corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

  Who Can Provide A Signature Guarantee:

    Commercial Bank
    Trust Company
    Savings Association
    Credit Union
    Member of a U.S. stock exchange

  OTHER SERVICES

  Evergreen Express Line
  1.800.346.3858

  Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen funds' portfolio managers.

  Automatic Reinvestment of Distributions

  For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

  Payroll Deduction (Class A, Class B and Class C only)

  If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at EvergreenInvestments.com for more information.

  Telephone Investment Plan

  You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

  Dividend Exchange

  You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration — automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

  Reinstatement Privileges

  Within 90 days of redemption, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund. If a deferred sales charge was deducted from your redemption proceeds, the full amount of the deferred sales charge will be credited to your account at the NAV on the date of reinstatement and your deferred sales charge schedule will resume from the time of the original redemption.

  THE TAX CONSEQUENCES OF INVESTING
  IN THE FUNDS

  You may be taxed in two ways:

    On Fund distributions (dividends and capital gains).
    On any profit you make when you sell any or all of your shares.

  Fund Distributions

  A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds expect that substantially all of their regular dividends will be exempt from federal income tax, other than the alternative minimum tax. Otherwise, the Funds will distribute two types of taxable income to you:

    Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays a monthly dividend from the dividends, interest and other income on the securities in which it invests.
    Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

  Dividend and Capital Gain Reinvestment

  Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

  Profits You Realize When You Redeem Shares

  When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

  Tax Reporting

  Evergreen Service Company, LLC provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them.

  Evergreen Service Company, LLC will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

  Retirement Plans

  You may invest in an Evergreen fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

  FEES AND EXPENSES OF THE FUNDS

  Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

  Management Fee

  The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

  12b-1 Fees

  The Trustees of the Evergreen funds have approved a policy to assess annual 12b-1 fees of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Funds may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

  Other Expenses

  Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

  Total Fund Operating Expenses

  The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

  FINANCIAL HIGHLIGHTS

  This section looks in detail at the results for one share in each share class of the Funds - how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables for each Fund have been derived from financial information audited by KPMG LLP, the Funds' independent auditors. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Report as well as the SAI.

  Florida High Income Municipal Bond Fund

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$ 10.45	$ 10.24	$ 10.68	$ 11.26	$ 10.89
Income from investment operations
Net investment income	0.58	0.60	0.59	0.57	0.58
Net realized and unrealized gains or losses on securities	- 0.20	0.21	- 0.44	- 0.58	0.37
Total from investment operations	0.38	0.81	0.15	- 0.01	0.95

Distributions to shareholders from
Net investment income	- 0.58	- 0.60	- 0.59	- 0.57	- 0.58
Net realized gains	0	0	0	0 [1]	0
Total distributions to shareholders	- 0.58	- 0.60	- 0.59	- 0.57	- 0.58

Net asset value, end of period	$ 10.25	$ 10.45	$ 10.24	$ 10.68	$ 11.26
Total return [2]	3.77%	8.13%	1.57%	- 0.16%	8.94%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 196,678	$ 212,631	$ 212,410	$ 269,616	$ 279,079
Ratios to average net assets
Expenses [3]	0.88%	0.87%	0.87%	0.86%	0.89%
Net investment income	5.63%	5.77%	5.73%	5.10%	5.51%
Portfolio turnover rate	26%	17%	39%	29%	70%

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$ 10.45	$ 10.24	$ 10.68	$ 11.26	$ 10.89
Income from investment operations
Net investment income	0.50	0.52	0.51	0.48	0.50
Net realized and unrealized gains or losses on securities	- 0.20	0.21	- 0.44	- 0.58	0.37
Total from investment operations	0.30	0.73	0.07	- 0.10	0.87

Distributions to shareholders from
Net investment income	- 0.50	- 0.52	- 0.51	- 0.48	- 0.50
Net realized gains	0	0	0	0 [1]	0
Total distributions to shareholders	- 0.50	- 0.52	- 0.51	- 0.48	- 0.50

Net asset value, end of period	$ 10.25	$ 10.45	$ 10.24	$ 10.68	$ 11.26
Total return [2]	2.99%	7.32%	0.81%	- 0.91%	8.13%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 135,832	$ 125,951	$ 115,352	$ 130,259	$ 103,309
Ratios to average net assets
Expenses [3]	1.63%	1.63%	1.62%	1.61%	1.64%
Net investment income	4.87%	5.02%	4.99%	4.34%	4.46%
Portfolio turnover rate	26%	17%	39%	29%	70%

  1. Amount represents less than $0.005 per share.

  2. Excluding applicable sales charges.

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

	Year Ended August 31,
	2002	2001	2000	1999	1998 [1]
CLASS C
Net asset value, beginning of period	$ 10.45	$ 10.24	$ 10.68	$ 11.26	$ 11.11
Income from investment operations
Net investment income	0.50	0.52	0.51	0.48	0.24
Net realized and unrealized gains or losses on securities	- 0.20	0.21	- 0.44	- 0.58	0.15
Total from investment operations	0.30	0.73	0.07	- 0.10	0.39

Distributions to shareholders from
Net investment income	- 0.50	- 0.52	- 0.51	- 0.48	- 0.24
Net realized gains	0	0	0	0 [2]	0
Total distributions to shareholders	- 0.50	- 0.52	- 0.51	- 0.48	- 0.24

Net asset value, end of period	$ 10.25	$ 10.45	$ 10.24	$ 10.68	$ 11.26
Total return [3]	2.99%	7.32%	0.81%	- 0.91%	3.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 22,650	$ 13,516	$ 9,310	$ 6,749	$ 1,098
Ratios to average net assets
Expenses [4]	1.63%	1.62%	1.62%	1.61%	1.65%[5]
Net investment income	4.85%	4.99%	4.98%	4.31%	4.21%[5]
Portfolio turnover rate	26%	17%	39%	29%	70%

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS I [6]
Net asset value, beginning of period	$ 10.45	$ 10.24	$ 10.68	$ 11.26	$ 10.89
Income from investment operations
Net investment income	0.61	0.62	0.62	0.60	0.61
Net realized and unrealized gains or losses on securities	- 0.20	0.21	- 0.44	- 0.58	0.37
Total from investment operations	0.41	0.83	0.18	0.02	0.98

Distributions to shareholders from
Net investment income	- 0.61	- 0.62	- 0.62	- 0.60	- 0.61
Net realized gains	0	0	0	0 [2]	0
Total distributions to shareholders	- 0.61	- 0.62	- 0.62	- 0.60	- 0.61

Net asset value, end of period	$ 10.25	$ 10.45	$ 10.24	$ 10.68	$ 11.26
Total return	4.03%	8.40%	1.83%	0.09%	9.22%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 91,535	$ 89,505	$ 66,120	$ 53,624	$ 29,152
Ratios to average net assets
Expenses [4]	0.63%	0.63%	0.62%	0.62%	0.65%
Net investment income	5.87%	6.02%	6.01%	5.38%	5.47%
Portfolio turnover rate	26%	17%	39%	29%	70%

  1. For the period from March 6, 1998 (commencement of class operations), to August 31, 1998.

  2. Amount represents less than $0.005 per share.

  3. Excluding applicable sales charges.

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Florida Municipal Bond Fund

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$ 9.56	$ 9.24	$ 9.36	$ 10.15	$ 9.98
Income from investment operations
Net investment income	0.46	0.47	0.47	0.46	0.48
Net realized and unrealized gains or losses on securities	- 0.08	0.32	- 0.09	- 0.56	0.38
Total from investment operations	0.38	0.79	0.38	- 0.10	0.86

Distributions to shareholders from
Net investment income	- 0.46	- 0.47	- 0.47	- 0.46	- 0.48
Net realized gains	0	0	- 0.03	- 0.23	- 0.21
Total distributions to shareholders	- 0.46	- 0.47	- 0.50	- 0.69	- 0.69

Net asset value, end of period	$ 9.48	$ 9.56	$ 9.24	$ 9.36	$ 10.15
Total return [1]	4.12%	8.79%	4.22%	- 1.07%	8.96%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 132,375	$ 120,533	$ 114,159	$ 137,101	$ 164,255
Ratios to average net assets
Expenses [2]	0.58%	0.45%	0.42%	0.34%	0.46%
Net investment income	4.84%	5.03%	5.08%	4.71%	4.79%
Portfolio turnover rate	29%	18%	48%	57%	64%

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$ 9.56	$ 9.24	$ 9.36	$ 10.15	$ 9.98
Income from investment operations
Net investment income	0.37	0.39	0.38	0.37	0.38
Net realized and unrealized gains or losses on securities	- 0.08	0.32	- 0.09	- 0.56	0.39
Total from investment operations	0.29	0.71	0.29	- 0.19	0.77

Distributions to shareholders from
Net investment income	- 0.37	- 0.39	- 0.38	- 0.37	- 0.39
Net realized gains	0	0	- 0.03	- 0.23	- 0.21
Total distributions to shareholders	- 0.37	- 0.39	- 0.41	- 0.60	- 0.60

Net asset value, end of period	$ 9.48	$ 9.56	$ 9.24	$ 9.36	$ 10.15
Total return [1]	3.19%	7.83%	3.28%	- 1.97%	7.97%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 30,728	$ 39,746	$ 46,522	$ 59,783	$ 66,142
Ratios to average net assets
Expenses [2]	1.45%	1.34%	1.33%	1.26%	1.36%
Net investment income	4.01%	4.14%	4.17%	3.79%	3.88%
Portfolio turnover rate	29%	18%	48%	57%	64%

  1. Excluding applicable sales charges.

  2. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

	Year Ended August 31,
	2002	2001	2000	1999	1998 [1]
CLASS C
Net asset value, beginning of period	$ 9.56	$ 9.24	$ 9.36	$ 10.15	$ 10.06
Income from investment operations
Net investment income	0.38	0.39	0.38	0.37	0.23
Net realized and unrealized gains or losses on securities	- 0.09	0.32	- 0.09	- 0.56	0.09
Total from investment operations	0.29	0.71	0.29	- 0.19	0.32

Distributions to shareholders from
Net investment income	- 0.37	- 0.39	- 0.38	- 0.37	- 0.23
Net realized gains	0	0	- 0.03	- 0.23	0
Total distributions to shareholders	- 0.37	- 0.39	- 0.41	- 0.60	- 0.23

Net asset value, end of period	$ 9.48	$ 9.56	$ 9.24	$ 9.36	$ 10.15
Total return [2]	3.19%	7.83%	3.28%	- 1.97%	3.25%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 9,781	$ 6,839	$ 6,594	$ 9,111	$ 8,963
Ratios to average net assets
Expenses [3]	1.45%	1.34%	1.33%	1.26%	1.29%[4]
Net investment income	4.16%	4.14%	4.17%	3.79%	3.86%[4]
Portfolio turnover rate	29%	18%	48%	57%	64%

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS I [5]
Net asset value, beginning of period	$ 9.56	$ 9.24	$ 9.36	$ 10.15	$ 9.98
Income from investment operations
Net investment income	0.47	0.48	0.47	0.47	0.48
Net realized and unrealized gains or losses on securities	- 0.08	0.32	- 0.09	- 0.56	0.39
Total from investment operations	0.39	0.80	0.38	- 0.09	0.87

Distributions to shareholders from
Net investment income	- 0.47	- 0.48	- 0.47	- 0.47	- 0.49
Net realized gains	0	0	- 0.03	- 0.23	- 0.21
Total distributions to shareholders	- 0.47	- 0.48	- 0.50	- 0.70	- 0.70

Net asset value, end of period	$ 9.48	$ 9.56	$ 9.24	$ 9.36	$ 10.15
Total return	4.23%	8.90%	4.32%	- 0.99%	9.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 281,258	$ 318,069	$ 364,159	$ 407,474	$ 418,847
Ratios to average net assets
Expenses [3]	0.45%	0.34%	0.33%	0.26%	0.33%
Net investment income	4.96%	5.14%	5.17%	4.79%	4.85%
Portfolio turnover rate	29%	18%	48%	57%	64%

  1. For the period from January 26, 1998 (commencement of class operations), to August 31, 1998.

  2. Excluding applicable sales charges.

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  4. Annualized

  5. Effective at the close of business May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Georgia Municipal Bond Fund

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$ 10.19	$ 9.75	$ 9.78	$ 10.35	$ 9.90
Income from investment operations
Net investment income	0.45	0.48	0.49	0.49	0.49
Net realized and unrealized gains or losses on securities	0.05	0.44	- 0.03	- 0.53	0.45
Total from investment operations	0.50	0.92	0.46	- 0.04	0.94

Distributions to shareholders from
Net investment income	- 0.45	- 0.48	- 0.49	- 0.49	- 0.49
Net realized gains	0	0	0	- 0.04	0
Total distributions to shareholders	- 0.45	- 0.48	- 0.49	- 0.53	- 0.49

Net asset value, end of period	$ 10.24	$ 10.19	$ 9.75	$ 9.78	$ 10.35
Total return [1]	5.11%	9.65%	4.92%	- 0.50%	9.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 18,570	$ 10,577	$ 7,055	$ 4,358	$ 3,932
Ratios to average net assets
Expenses [2]	0.80%	0.77%	0.67%	0.51%	0.57%
Net investment income	4.43%	4.77%	5.10%	4.76%	4.81%
Portfolio turnover rate	10%	26%	41%	34%	50%

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$ 10.19	$ 9.75	$ 9.78	$ 10.35	$ 9.90
Income from investment operations
Net investment income	0.38	0.40	0.42	0.41	0.41
Net realized and unrealized gains or losses on securities	0.05	0.44	- 0.03	- 0.53	0.45
Total from investment operations	0.43	0.84	0.39	- 0.12	0.86

Distributions to shareholders from
Net investment income	- 0.38	- 0.40	- 0.42	- 0.41	- 0.41
Net realized gains	0	0	0	- 0.04	0
Total distributions to shareholders	- 0.38	- 0.40	- 0.42	- 0.45	- 0.41

Net asset value, end of period	$ 10.24	$ 10.19	$ 9.75	$ 9.78	$ 10.35
Total return [1]	4.33%	8.83%	4.14%	- 1.24%	8.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 17,575	$ 15,845	$ 12,796	$ 14,244	$ 12,559
Ratios to average net assets
Expenses [2]	1.55%	1.52%	1.40%	1.26%	1.34%
Net investment income	3.70%	4.03%	4.34%	4.01%	4.06%
Portfolio turnover rate	10%	26%	41%	34%	50%

  1. Excluding applicable sales charges.

  2. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

Year Ended
August 31, 2002 [1]
CLASS C
Net asset value, beginning of period	$ 9.87
Income from investment operations
Net investment income	0.16
Net realized and unrealized gains on securities	0.37
Total from investment operations	0.53

Distributions to shareholders from
Net investment income	- 0.16

Net asset value, end of period	$ 10.24
Total return [2]	5.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 410
Ratios to average net assets
Expenses [3]	1.55%[4]
Net investment income	3.02%[4]
Portfolio turnover rate	10%

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS I [5]
Net asset value, beginning of period	$ 10.19	$ 9.75	$ 9.78	$ 10.35	$ 9.90
Income from investment operations
Net investment income	0.48	0.50	0.51	0.51	0.51
Net realized and unrealized gains or losses on securities	0.05	0.44	- 0.03	- 0.53	0.45
Total from investment operations	0.53	0.94	0.48	- 0.02	0.96

Distributions to shareholders from
Net investment income	- 0.48	- 0.50	- 0.51	- 0.51	- 0.51
Net realized gains	0	0	0	- 0.04	0
Total distributions to shareholders	- 0.48	- 0.50	- 0.51	- 0.55	- 0.51

Net asset value, end of period	$ 10.24	$ 10.19	$ 9.75	$ 9.78	$ 10.35
Total return	5.37%	9.92%	5.18%	- 0.25%	9.94%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 197,295	$ 64,358	$ 63,689	$ 71,992	$ 67,630
Ratios to average net assets
Expenses [3]	0.54%	0.52%	0.40%	0.26%	0.24%
Net investment income	4.61%	5.04%	5.34%	5.02%	5.09%
Portfolio turnover rate	10%	26%	41%	34%	50%

  1. For the period from March 27, 2002 (commencement of class operations), to August 31, 2002.

  2. Excluding applicable sales charges.

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  4. Annualized

  5. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Maryland Municipal Bond Fund

	Year Ended August 31,					Year Ended
	2002	2001	2000	1999	1998 [1,2]	September 30, 1997 [1]
CLASS A
Net asset value, beginning of period	$ 11.00	$ 10.57	$ 10.58	$ 11.16	$ 10.91	$ 10.56
Income from investment operations
Net investment income	0.46	0.48	0.49	0.47	0.36	0.37
Net realized and unrealized gains or losses on securities	0.13	0.44	- 0.01	- 0.49	0.25	0.35
Total from investment operations	0.59	0.92	0.48	- 0.02	0.61	0.72

Distributions to shareholders from
Net investment income	- 0.46	- 0.49	- 0.49	- 0.47	- 0.36	- 0.37
Net realized gains	0	0	0	- 0.09	0	0
Total distributions to shareholders	- 0.46	- 0.49	- 0.49	- 0.56	- 0.36	- 0.37

Net asset value, end of period	$ 11.13	$ 11.00	$ 10.57	$ 10.58	$ 11.16	$ 10.91
Total return [3]	5.56%	8.91%	4.74%	- 0.29%	5.70%	6.92%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 23,224	$ 22,771	$ 21,419	$ 23,114	$ 24,754	$ 27,786
Ratios to average net assets
Expenses [4]	0.94%	0.83%	0.81%	0.79%	1.52%[5]	1.69%
Net investment income	4.24%	4.49%	4.73%	4.27%	3.56%[5]	3.45%
Portfolio turnover rate	20%	6%	45%	40%	37%	13%

	Year Ended August 31,
	2002	2001	2000	1999	1998 [6]
CLASS B
Net asset value, beginning of period	$ 11.00	$ 10.57	$ 10.58	$ 11.16	$ 10.99
Income from investment operations
Net investment income	0.38	0.40	0.41	0.39	0.16
Net realized and unrealized gains or losses on securities	0.13	0.44	- 0.01	- 0.49	0.17
Total from investment operations	0.51	0.84	0.40	- 0.10	0.33

Distributions to shareholders from
Net investment income	- 0.38	- 0.41	- 0.41	- 0.39	- 0.16
Net realized gains	0	0	0	- 0.09	0
Total distributions to shareholders	- 0.38	- 0.41	- 0.41	- 0.48	- 0.16

Net asset value, end of period	$ 11.13	$ 11.00	$ 10.57	$ 10.58	$ 11.16
Total return [3]	4.77%	8.10%	3.96%	- 1.04%	2.99%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 9,161	$ 5,566	$ 3,489	$ 3,440	$ 990
Ratios to average net assets
Expenses [4]	1.69%	1.59%	1.56%	1.55%	1.49%[5]
Net investment income	3.48%	3.70%	3.98%	3.49%	3.41%[5]
Portfolio turnover rate	20%	6%	45%	40%	37%

  1. On February 28, 1998, Virtus Maryland Municipal Bond Fund sold substantially all of its net assets to Evergreen Maryland Municipal Bond Fund. As Virtus Maryland Municipal Bond Fund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the periods prior to February 28, 1998 have been carried forward in these financial highlights.

  2. For the eleven months ended August 31, 1998. The fund changed its fiscal year end from September 30 to August 31, effective August 31, 1998.

  3. Excluding applicable sales charges.

  4. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  5. Annualized

  6. For the period from March 27, 1998 (commencement of class operations), to August 31, 1998.

	Year Ended August 31,
	2002	2001	2000	1999 [1]
CLASS C
Net asset value, beginning of period	$ 11.00	$ 10.57	$ 10.58	$ 11.11
Income from investment operations
Net investment income	0.38	0.41	0.41	0.26
Net realized and unrealized gains or losses on securities	0.13	0.43	- 0.01	- 0.53
Total from investment operations	0.51	0.84	0.40	- 0.27

Distributions to shareholders from
Net investment income	- 0.38	- 0.41	- 0.41	- 0.26

Net asset value, end of period	$ 11.13	$ 11.00	$ 10.57	$ 10.58
Total return [2]	4.77%	8.10%	3.96%	- 2.48%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 3,132	$ 1,309	$ 56	$ 30
Ratios to average net assets
Expenses [3]	1.69%	1.60%	1.56%	1.55%[4]
Net investment income	3.47%	3.42%	4.00%	3.51%[4]
Portfolio turnover rate	20%	6%	45%	40%

	Year Ended August 31,					Year Ended
	2002	2001	2000	1999	1998 [5,6]	September 30, 1997 [5]
CLASS I [7]
Net asset value, beginning of period	$ 11.00	$ 10.57	$ 10.58	$ 11.16	$ 10.91	$ 10.56
Income from investment operations
Net investment income	0.49	0.51	0.52	0.50	0.39	0.40
Net realized and unrealized gains or losses on securities	0.13	0.44	- 0.01	- 0.49	0.25	0.35
Total from investment operations	0.62	0.95	0.51	0.01	0.64	0.75

Distributions to shareholders from
Net investment income	- 0.49	- 0.52	- 0.52	- 0.50	- 0.39	- 0.40
Net realized gains	0	0	0	- 0.09	0	0
Total distributions to shareholders	- 0.49	- 0.52	- 0.52	- 0.59	- 0.39	- 0.40

Net asset value, end of period	$ 11.13	$ 11.00	$ 10.57	$ 10.58	$ 11.16	$ 10.91
Total return	5.82%	9.18%	5.00%	- 0.04%	5.94%	7.19%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 33,007	$ 23,720	$ 18,565	$ 13,190	$ 5,229	$ 5,683
Ratios to average net assets
Expenses [3]	0.69%	0.59%	0.56%	0.55%	1.25%[4]	1.44%
Net investment income	4.47%	4.74%	4.99%	4.55%	3.83%[4]	3.70%
Portfolio turnover rate	20%	6%	45%	40%	37%	13%

  1. For the period from December 23, 1998 (commencement of class operations), to August 31, 1999.

  2. Excluding applicable sales charges.

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  4. Annualized

  5. On February 28, 1998, Virtus Maryland Municipal Bond Fund sold substantially all of its net assets to Evergreen Maryland Municipal Bond Fund. As Virtus Maryland Municipal Bond Fund is the accounting survivor, its basis of accounting for assets and liabilities and its operating results for the period prior to February 28, 1998 have been carried forward in these financial highlights.

  6. For the eleven months ended August 31, 1998. The fund changed its fiscal year end from September 30 to August 31, effective August 31, 1998.

  7. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  North Carolina Municipal Bond Fund

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$ 10.36	$ 10.00	$ 10.19	$ 10.84	$ 10.37
Income from investment operations
Net investment income	0.49	0.50	0.50	0.50	0.51
Net realized and unrealized gains or losses on securities	0.07	0.36	- 0.13	- 0.59	0.47
Total from investment operations	0.56	0.86	0.37	- 0.09	0.98

Distributions to shareholders from
Net investment income	- 0.49	- 0.50	- 0.50	- 0.50	- 0.51
Net realized gains	0	0	- 0.06	- 0.06	0
Total distributions to shareholders	- 0.49	- 0.50	- 0.56	- 0.56	- 0.51

Net asset value, end of period	$ 10.43	$ 10.36	$ 10.00	$ 10.19	$ 10.84
Total return [1]	5.56%	8.85%	3.87%	- 0.92%	9.66%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 72,700	$ 35,930	$ 22,859	$ 17,990	$ 15,768
Ratios to average net assets
Expenses [2]	0.65%	0.60%	0.56%	0.49%	0.56%
Net investment income	4.65%	4.96%	5.05%	4.72%	4.81%
Portfolio turnover rate	20%	10%	25%	41%	53%

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$ 10.36	$ 10.00	$ 10.19	$ 10.84	$ 10.37
Income from investment operations
Net investment income	0.40	0.42	0.42	0.42	0.43
Net realized and unrealized gains or losses on securities	0.08	0.36	- 0.12	- 0.59	0.47
Total from investment operations	0.48	0.78	0.30	- 0.17	0.90

Distributions to shareholders from
Net investment income	- 0.41	- 0.42	- 0.43	- 0.42	- 0.43
Net realized gains	0	0	- 0.06	- 0.06	0
Total distributions to shareholders	- 0.41	- 0.42	- 0.49	- 0.48	- 0.43

Net asset value, end of period	$ 10.43	$ 10.36	$ 10.00	$ 10.19	$ 10.84
Total return [1]	4.77%	8.05%	3.10%	- 1.66%	8.85%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 18,372	$ 24,542	$ 35,847	$ 46,042	$ 49,320
Ratios to average net assets
Expenses [2]	1.40%	1.34%	1.31%	1.23%	1.33%
Net investment income	3.96%	4.21%	4.29%	3.96%	4.07%
Portfolio turnover rate	20%	10%	25%	41%	53%

  1. Excluding applicable sales charges.

  2. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

Year Ended
August 31, 2002 [1]
CLASS C
Net asset value, beginning of period	$ 10.09
Income from investment operations
Net investment income	0.17
Net realized and unrealized gains on securities	0.34
Total from investment operations	0.51

Distributions to shareholders from
Net investment income	- 0.17
Total distributions to shareholders	- 0.17

Net asset value, end of period	$ 10.43
Total return [2]	5.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 875
Ratios to average net assets
Expenses [3]	1.40%[4]
Net investment income	3.14%[4]
Portfolio turnover rate	20%

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS I [5]
Net asset value, beginning of period	$ 10.36	$ 10.00	$ 10.19	$ 10.84	$ 10.37
Income from investment operations
Net investment income	0.51	0.52	0.52	0.52	0.54
Net realized and unrealized gains or losses on securities	0.07	0.36	- 0.12	- 0.58	0.47
Total from investment operations	0.58	0.88	0.40	- 0.06	1.01

Distributions to shareholders from
Net investment income	- 0.51	- 0.52	- 0.53	- 0.53	- 0.54
Net realized gains	0	0	- 0.06	- 0.06	0
Total distributions to shareholders	- 0.51	- 0.52	- 0.59	- 0.59	- 0.54

Net asset value, end of period	$ 10.43	$ 10.36	$ 10.00	$ 10.19	$ 10.84
Total return	5.82%	9.12%	4.14%	- 0.68%	9.93%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 599,628	$ 202,991	$ 217,202	$ 247,475	$ 256,231
Ratios to average net assets
Expenses [3]	0.39%	0.35%	0.31%	0.23%	0.20%
Net investment income	4.82%	5.21%	5.29%	4.96%	5.04%
Portfolio turnover rate	20%	10%	25%	41%	53%

  1. For the period from March 27, 2002 (commencement of class operations), to August 31, 2002.

  2. Excluding applicable sales charges.

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  4. Annualized

  5. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  South Carolina Municipal Bond Fund

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$ 10.25	$ 9.79	$ 9.84	$ 10.44	$ 10.08
Income from investment operations
Net investment income	0.44	0.45	0.46	0.46	0.46
Net realized and unrealized gains or losses on securities	0.11	0.46	0.02	- 0.50	0.39
Total from investment operations	0.55	0.91	0.48	- 0.04	0.85

Distributions to shareholders from
Net investment income	- 0.44	- 0.45	- 0.46	- 0.46	- 0.46
Net realized gains	0	0	- 0.07	- 0.10	- 0.03
Total distributions to shareholders	- 0.44	- 0.45	- 0.53	- 0.56	- 0.49

Net asset value, end of period	$ 10.36	$ 10.25	$ 9.79	$ 9.84	$ 10.44
Total return [1]	5.51%	9.54%	5.16%	- 0.56%	8.60%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 59,624	$ 3,638	$ 1,937	$ 2,324	$ 1,744
Ratios to average net assets
Expenses [2]	0.86%	0.89%	0.79%	0.70%	0.77%
Net investment income	4.12%	4.50%	4.81%	4.43%	4.56%
Portfolio turnover rate	17%	17%	55%	35%	31%

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$ 10.25	$ 9.79	$ 9.84	$ 10.44	$ 10.08
Income from investment operations
Net investment income	0.36	0.38	0.39	0.38	0.38
Net realized and unrealized gains or losses on securities	0.11	0.46	0.02	- 0.50	0.39
Total from investment operations	0.47	0.84	0.41	- 0.12	0.77

Distributions to shareholders from
Net investment income	- 0.36	- 0.38	- 0.39	- 0.38	- 0.38
Net realized gains	0	0	- 0.07	- 0.10	- 0.03
Total distributions to shareholders	- 0.36	- 0.38	- 0.46	- 0.48	- 0.41

Net asset value, end of period	$ 10.36	$ 10.25	$ 9.79	$ 9.84	$ 10.44
Total return [1]	4.73%	8.73%	4.38%	- 1.30%	7.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 8,165	$ 4,920	$ 4,627	$ 5,393	$ 4,542
Ratios to average net assets
Expenses [2]	1.61%	1.64%	1.53%	1.45%	1.53%
Net investment income	3.49%	3.77%	4.04%	3.68%	3.76%
Portfolio turnover rate	17%	17%	55%	35%	31%

  1. Excluding applicable sales charges.

  2. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

Year Ended
August 31, 2002 [1]
CLASS C
Net asset value, beginning of period	$ 9.97
Income from investment operations
Net investment income	0.15
Net realized and unrealized gains on securities	0.39
Total from investment operations	0.54

Distributions to shareholders from
Net investment income	- 0.15
Net realized gains	0
Total distributions to shareholders	- 0.15

Net asset value, end of period	$ 10.36
Total return [2]	5.46%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 204
Ratios to average net assets
Expenses [3]	1.61%[4]
Net investment income	3.15%[4]
Portfolio turnover rate	17%

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS I [5]
Net asset value, beginning of period	$ 10.25	$ 9.79	$ 9.84	$ 10.44	$ 10.08
Income from investment operations
Net investment income	0.46	0.48	0.49	0.48	0.48
Net realized and unrealized gains or losses on securities	0.11	0.46	0.02	- 0.50	0.40
Total from investment operations	0.57	0.94	0.51	- 0.02	0.88

Distributions to shareholders from
Net investment income	- 0.46	- 0.48	- 0.49	- 0.48	- 0.49
Net realized gains	0	0	- 0.07	- 0.10	- 0.03
Total distributions to shareholders	- 0.46	- 0.48	- 0.56	- 0.58	- 0.52

Net asset value, end of period	$ 10.36	$ 10.25	$ 9.79	$ 9.84	$ 10.44
Total return	5.77%	9.82%	5.42%	- 0.31%	8.87%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 344,905	$ 50,292	$ 54,231	$ 61,314	$ 66,303
Ratios to average net assets
Expenses [3]	0.61%	0.64%	0.54%	0.45%	0.46%
Net investment income	4.40%	4.77%	5.04%	4.69%	4.71%
Portfolio turnover rate	17%	17%	55%	35%	31%

  1. For the period from March 27, 2002 (commencement of class operations), to August 31, 2002.

  2. Excluding applicable sales charges.

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  4. Annualized

  5. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  Virginia Municipal Bond Fund

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$ 10.36	$ 9.95	$ 9.93	$ 10.46	$ 10.05
Income from investment operations
Net investment income	0.45	0.46	0.47	0.49	0.48
Net realized and unrealized gains or losses on securities	0.12	0.41	0.05	- 0.45	0.42
Total from investment operations	0.57	0.87	0.52	0.04	0.90

Distributions to shareholders from
Net investment income	- 0.45	- 0.46	- 0.48	- 0.49	- 0.49
Net realized gains	0	0	- 0.02	- 0.08	0
Total distributions to shareholders	- 0.45	- 0.46	- 0.50	- 0.57	- 0.49

Net asset value, end of period	$ 10.48	$ 10.36	$ 9.95	$ 9.93	$ 10.46
Total return [1]	5.67%	9.00%	5.42%	0.23%	9.12%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 77,477	$ 55,863	$ 45,759	$ 50,341	$ 54,298
Ratios to average net assets
Expenses [2]	0.88%	0.85%	0.74%	0.51%	0.50%
Net investment income	4.33%	4.59%	4.87%	4.70%	4.71%
Portfolio turnover rate	19%	20%	52%	31%	46%

	Year Ended August 31,
	2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$ 10.36	$ 9.95	$ 9.93	$ 10.46	$ 10.05
Income from investment operations
Net investment income	0.37	0.39	0.40	0.41	0.41
Net realized and unrealized gains or losses on securities	0.12	0.41	0.04	- 0.45	0.41
Total from investment operations	0.49	0.80	0.44	- 0.04	0.82

Distributions to shareholders from
Net investment income	- 0.37	- 0.39	- 0.40	- 0.41	- 0.41
Net realized gains	0	0	- 0.02	- 0.08	0
Total distributions to shareholders	- 0.37	- 0.39	- 0.42	- 0.49	- 0.41

Net asset value, end of period	$ 10.48	$ 10.36	$ 9.95	$ 9.93	$ 10.46
Total return [1]	4.88%	8.19%	4.63%	- 0.52%	8.31%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 22,293	$ 17,938	$ 15,119	$ 15,403	$ 8,935
Ratios to average net assets
Expenses [2]	1.63%	1.60%	1.49%	1.26%	1.35%
Net investment income	3.58%	3.83%	4.11%	3.93%	3.99%
Portfolio turnover rate	19%	20%	52%	31%	46%

  1. Excluding applicable sales charges.

  2. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

Year Ended
August 31, 2002 [1]
CLASS C
Net asset value, beginning of period	$ 10.13
Income from investment operations
Net investment income	0.16
Net realized and unrealized gains on securities	0.35
Total from investment operations	0.51

Distributions to shareholders from
Net investment income	- 0.16

Net asset value, end of period	$ 10.48
Total return [2]	5.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 828
Ratios to average net assets
Expenses [3]	1.63%[4]
Net investment income	3.10%[4]
Portfolio turnover rate	19%

	Year Ended August 31,
	2002	2001	2000	1999 [5]	1998
CLASS I [6]
Net asset value, beginning of period	$ 10.36	$ 9.95	$ 9.93	$ 10.46	$ 10.05
Income from investment operations
Net investment income	0.48	0.49	0.50	0.51	0.51
Net realized and unrealized gains or losses on securities	0.12	0.41	0.04	- 0.45	0.41
Total from investment operations	0.60	0.90	0.54	0.06	0.92

Distributions to shareholders from
Net investment income	- 0.48	- 0.49	- 0.50	- 0.51	- 0.51
Net realized gains	0	0	- 0.02	- 0.08	0
Total distributions to shareholders	- 0.48	- 0.49	- 0.52	- 0.59	- 0.51

Net asset value, end of period	$ 10.48	$ 10.36	$ 9.95	$ 9.93	$ 10.46
Total return	5.93%	9.28%	5.68%	0.48%	9.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 220,921	$ 100,114	$ 108,222	$ 115,720	$ 105,931
Ratios to average net assets
Expenses [3]	0.62%	0.61%	0.49%	0.26%	0.25%
Net investment income	4.56%	4.84%	5.12%	4.95%	4.98%
Portfolio turnover rate	19%	20%	52%	31%	46%

  1. For the period from March 27, 2002 (commencement of class operations), to August 31, 2002.

  2. Excluding applicable sales charges.

  3. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

  4. Annualized

  5. Net investment income is based on average shares outstanding during the period.

  6. Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

  OTHER FUND PRACTICES

  Although not a principle strategy, the Funds may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors and collars, in an attempt to protect the value of such Fund's portfolio from interest rate fluctuations and to adjust the interest rate sensitivity of such Fund's portfolio. The Funds intend to use the interest rate transactions as a hedge and not as a speculative investment. The Funds' ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. See “Swaps, Caps, Floors and Collars” in the SAI for more information.

  The Funds may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

  Please consult the SAI for more information regarding these and other investment practices used by the Funds, including risks.

  Evergreen Funds

  Institutional Money Market Funds
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  Money Market Funds
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  Money Market Fund
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  State Municipal Bond Funds
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  Short and Intermediate Term Bond Funds
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  Intermediate and Long Term Bond Funds
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  Global and International Funds
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  Precious Metals Fund

  Evergreen Express Line

  Call 1.800.346.3858

  24 hours a day to

    check your account
    order a statement
    get a Fund’s current price, yield and total return
    buy, redeem or exchange Fund shares

  Shareholder Services

  Call 1.800.343.2898

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

    buy, redeem or exchange Fund shares
    order applications
    get assistance with your account

  Information Line for Hearing and Speech Impaired (TTY/TDD)

  Call 1.800.343.2888

  Monday-Friday, 8 a.m. to 6 p.m. Eastern time

  Write us a letter
  Evergreen Funds
  P.O. Box 8400
  Boston, MA 02266-8400
    to buy, redeem or exchange Fund shares
    to change the registration on your account
    for general correspondence

  For express, registered or certified mail
  Evergreen Funds
  66 Brooks Drive, Suite 8400
  Braintree, MA 02184-3800

  Visit us on-line
  EvergreenInvestments.com

  Regular communications you will receive
  Account Statements — You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen funds of any inaccuracies.

  Confirmation Notices — A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen funds of any inaccuracies.

  Annual and Semi-annual Reports — You will receive a detailed financial report on each Fund you invest in twice a year.

  Tax Forms — Each January you will receive any Fund tax information you need to complete your tax returns as well as the Evergreen Tax Information Guide.

  For More Information About the Evergreen Southern State Municipal Bond Funds, Ask for:

  The Funds’ most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of the Funds' portfolio holdings as of a specific date, as well as commentary from each Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

  For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  Information about these Funds (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

  Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
  90 Park Avenue, 10th Floor, New York, NY 10016.
  536118 RV9 (1/03)

  SEC File No.: 811-08367
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034